                                                                   Exhibit 10.30

                          HOUSTON STREET EXCHANGE, INC.

                                 AMENDMENT NO. 1

                                       TO

             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


     This Amendment No. 1 (this "Amendment") to that certain Series A Convertible Preferred Stock Purchase Agreement (the "Agreement") dated as of February 2, 2000 by and among Houston Street Exchange, Inc., a Delaware corporation ("Houston Street"), and the Purchasers (as defined therein) is entered into as of March 6, 2000, among Houston Street and those Purchasers party hereto (the "Amending Purchasers"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                              PRELIMINARY STATEMENT

     A. Houston Street and the Purchasers entered into the Agreement as of February 2, 2000.

     B. Houston Street and the Amending Purchasers desire to amend the Agreement to provide for the sale by Houston Street of additional shares of Series A Preferred.

     C. Section 9.10 of the Agreement provides that the Agreement may be amended with the written consent of Houston Street and by the holders of 75% of the shares of Common Stock issued or issuable upon conversion of the Shares.

     D. The Amending Purchasers are the holders of at a least 75% of the shares of Common Stock issued or issuable upon conversion of the Shares.

     NOW THEREFORE, Houston Street and the Amending Purchasers hereby agree and consent as follows:

     1. The text appearing in Section 2(b) of the Agreement is hereby (i) deleted in its entirety, and as of the effective date hereof, shall be of no effect, retrospectively or prospectively, and (ii) replaced by the text set forth below:

          (b) The Company may sell, at any time prior to 90 days after the Closing, in one or more closings (each, a "Subsequent Closing"), up to 2,080,002 additional Shares at the Purchase Price, to such purchasers (each, an "Additional Purchaser") as may be approved by the Board of Directors of the Company. At each Subsequent Closing, (i) the Company and each Additional Purchaser shall execute and deliver a counterpart signature page to this Agreement and each of the other agreements required to be executed by the Company at or prior to the Closing pursuant to Section 5.4 (the "Ancillary Agreements"), in each case without material modification, whereupon such Additional Purchaser shall become a "Purchaser" hereunder and the Shares purchased by such Additional Purchaser shall be deemed to be "Shares" for purposes of this Agreement and (ii) the Company shall cause EXHIBIT A to this Agreement to be amended to reflect the purchases made by the Additional Purchasers at each Subsequent Closing. At each Subsequent Closing, the Company shall deliver to each Additional Purchaser a certificate for the number of Shares being purchased at the Subsequent Closing by such Additional Purchaser, registered in the name of such Additional Purchaser, against payment to the Company of the Purchase Price in the manner specified above. The Company shall deliver to each Purchaser, within three business days after any Subsequent Closing, written notice of such Subsequent Closing (which notice shall specify the names of each Additional Purchaser and the number of shares of Series A Preferred issued to each).

     2.   A new second sentence is hereby added to the text appearing in Section
3.2 of the Agreement consisting of the text set forth below:

          The authorized capital stock of the Company (immediately prior to the first Subsequent Closing) consists of (i) 20,761,669 shares of Common Stock, of which (A) 14,814,815 were issued and outstanding immediately before the first Subsequent Closing and (B) 2,000,000 shares have been reserved for issuance pursuant to the 1999 Stock Incentive Plan of the Company (of which the Company has granted options to purchase an aggregate of 1,321,800 shares of Common Stock) and (ii) 3,680,003 shares of Preferred Stock, $0.01 par value per share, all of which have been designated as Series A Preferred, of which 1,600,001 were issued and outstanding immediately before the first Subsequent Closing.

     3. Except to the extent amended by this Amendment, the Agreement is, in all respects, hereby ratified and confirmed and shall continue in full force and effect.

     4. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     5. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

EXECUTED as of the date first written above.

                                            HOUSTON STREET EXCHANGE, INC.


                                            By: /s/ Frank W. Getman Jr.
                                                -----------------------
                                                Frank W. Getman Jr.
                                                President and Chief Executive
                                                  Officer


                                            ELLIOTT ASSOCIATES, L.P.


                                            By: /s/ Paul Singer
                                                ---------------


                                            EQUIVA TRADING COMPANY


                                            By: /s/ Arthur Nicoletti
                                                --------------------
                                                 Name:  Arthur Nicoletti
                                                 Title: President, Equiva
                                                         Trading Company


                                            OMEGA ADVISORS, INC.


                                            By: /s/ Lawrence Robbins
                                                --------------------

                                                                  EXECUTION COPY



                          HOUSTON STREET EXCHANGE, INC.


                      SERIES A CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


                          Dated as of February 2, 2000

                                TABLE OF CONTENTS

                                                                                                            PAGE NO.

1.       Authorization and Sale of Shares..........................................................................1

         1.1.  Authorization.......................................................................................1
         1.2.  Sale of Shares......................................................................................1
         1.3.  Use of Proceeds.....................................................................................1

2.       The Closing...............................................................................................2

3.       Representations of the Company............................................................................2

         3.1.  Organization and Standing...........................................................................3
         3.2.  Capitalization......................................................................................3
         3.3.  Subsidiaries, Etc...................................................................................3
         3.4.  Issuance of Shares..................................................................................3
         3.5.  Authority...........................................................................................4
         3.6.  Noncontravention....................................................................................4
         3.7.  Governmental Consents...............................................................................4
         3.8.  Litigation..........................................................................................5
         3.9.  Financial Statements................................................................................5
         3.10. Absence of Undisclosed Liabilities; No Default......................................................5
         3.11. Property and Assets.................................................................................5
         3.12. Taxes...............................................................................................5
         3.13. Intellectual Property...............................................................................6
         3.14. Insurance...........................................................................................6
         3.15. Material Contracts and Obligations..................................................................7
         3.16. Compliance..........................................................................................7
         3.17. Absence of Changes..................................................................................7
         3.18. Employees...........................................................................................7
         3.19. Books and Records...................................................................................8
         3.20. U.S. Real Property Holding Corporation..............................................................8
         3.21. Registration Rights.................................................................................8
         3.22. Investment Company Act..............................................................................8

4.       Representations of the Purchasers.........................................................................8

         4.1.  Investment..........................................................................................8
         4.2.  Authority...........................................................................................8
         4.3.  Experience..........................................................................................8

5.       Conditions to the Obligations of the Purchasers...........................................................9

         5.1.  Accuracy of Representations and Warranties..........................................................9
         5.2.  Performance.........................................................................................9
         5.3.  Opinion of Counsel..................................................................................9
         5.4.  Ancillary Agreements................................................................................9
         5.5.  Certificates and Documents..........................................................................9

         5.6.  Compliance Certificates............................................................................10
         5.7.  Other Matters......................................................................................10

6.       Conditions to the Obligations of the Company.............................................................10

         6.1.  Accuracy of Representations and Warranties.........................................................10
         6.2.  Ancillary Agreements...............................................................................10
         6.3.  Other Matters......................................................................................10

7.       Affirmative Covenants of the Company.....................................................................11

         7.1.  Books and Records; Inspection......................................................................11
         7.2.  Financial Statements and Other Information.........................................................11
         7.3.  Material Changes and Litigation....................................................................12
         7.4.  Key Man Insurance..................................................................................12
         7.5.  Directors..........................................................................................12
         7.6.  Reservation of Common Stock; No Integration........................................................12
         7.7.  Corporate Existence; Code of Conduct...............................................................12
         7.8.  Taxes..............................................................................................12
         7.9.  Compliance with Law................................................................................13
         7.10. Termination of Covenants...........................................................................13

8.       Transfer of Shares.......................................................................................13

         8.1.  Restricted Shares..................................................................................13
         8.2.  Requirements for Transfer..........................................................................13
         8.3.  Legend.............................................................................................13
         8.4.  Rule 144A Information..............................................................................14

9.       Miscellaneous............................................................................................14

         9.1.  Successors and Assigns.............................................................................14
         9.2.  Confidentiality....................................................................................14
         9.3.  Survival of Representations and Warranties.........................................................15
         9.4.  Brokers............................................................................................15
         9.5.  Severability.......................................................................................15
         9.6.  Specific Performance...............................................................................15
         9.7.  Governing Law......................................................................................15
         9.8.  Notices............................................................................................16
         9.9.  Complete Agreement.................................................................................16
         9.10. Amendments and Waivers.............................................................................16
         9.11. Pronouns...........................................................................................16
         9.12. Counterparts; Facsimile Signatures.................................................................16
         9.13. Section Headings...................................................................................17

10.      Definitions..............................................................................................17

EXHIBITS

     Exhibit A - List of Purchasers
     Exhibit B - Amended and Restated Certificate of Incorporation Exhibit C - Exceptions to Representations
     Exhibit D - Employee Invention and Non-Disclosure Agreement
     Exhibit E - Opinion of Hale and Dorr LLP, Counsel to the Company Exhibit F - Stockholders' Voting Agreement
     Exhibit G - Investor Rights Agreement
     Exhibit H - Right of First Refusal and Co-Sale Agreement
     Exhibit I - Code of Conduct

                          HOUSTON STREET EXCHANGE, INC.

             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

     This Agreement dated as of February 2, 2000 is entered into by and among Houston Street Exchange, Inc., a Delaware corporation (the "Company") and the individuals and entities listed on EXHIBIT A hereto (each a "Purchaser" and collectively the "Purchasers").

                                    RECITALS

     1. BayCorp Holdings, Ltd., a Delaware corporation ("BayCorp"), owns 10,000,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company;

     2. Immediately before the Closing (as defined in Section 2 below), Equiva Trading Company, a Delaware general partnership ("Equiva"), purchased 4,814,815 shares of Common Stock (the "Equiva Common Stock Purchase") pursuant to a Common Stock Purchase Agreement of even date herewith. Equiva is also a Purchaser under this Agreement.

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   AUTHORIZATION AND SALE OF SHARES.

          1.1. AUTHORIZATION. The Company has, or before the Closing will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of 3,200,001 shares of its Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation attached hereto as EXHIBIT B (the "Certificate of Incorporation"). The Company has, or before the Closing will have, adopted and filed the Certificate of Incorporation with the Secretary of State of the State of Delaware.

          1.2. SALE OF SHARES. Subject to the terms and conditions of this Agreement, at the Closing the Company will sell and issue to each of the Purchasers, and each of the Purchasers will purchase, the number of shares of Series A Preferred set forth opposite such Purchaser's name on EXHIBIT A for the purchase price of $3.75 per share (the "Purchase Price"). The shares of Series A Preferred sold under this Agreement are referred to as the "Shares." The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale.

          1.3. USE OF PROCEEDS. The Company will use $4,393,794 of the proceeds from the sale of the Shares to repay to BayCorp all outstanding indebtedness for borrowed money owed to BayCorp existing as of the Closing Date (as defined in Section 2 below). The Company will use the balance of the net proceeds from the sale of the Shares exceeding the amount repaid to BayCorp for (i) developing and launching an Internet-based crude oil and refined products trading platform, a natural gas trading platform and the Company's SpeedWay platform and (ii) general corporate purposes.

     2.   THE CLOSINGS.

               (a) The closing (the "Closing") of the sale and purchase of the Shares under this Agreement shall take place at the offices of the Company at 1100 Louisiana Street, Houston, Texas 77002 at 9 a.m. Central Time on February 2, 2000, or at such other time, date and place as are mutually agreeable to the Company and the Purchasers. At the Closing, the Company shall deliver to each of the Purchasers a certificate for the number of Shares being purchased at the Closing by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the Purchase Price, by wire transfer, check or other method of delivering immediately available funds that is acceptable to the Company. The date of the Closing is hereinafter referred to as the "Closing Date." If at the Closing any of the conditions specified in Section 5 shall not have been fulfilled, each of the Purchasers shall, at his, her or its election, be relieved of all of his, her or its obligations under this Agreement and will thereby waive all other rights he, she or it may have by reason of such failure or such non-fulfillment.

               (b) The Company may sell, at any time prior to 90 days after the Closing, in one or more closings (each, a "Subsequent Closing"), up to 1,600,000 additional Shares at the Purchase Price, to such purchasers (each, an "Additional Purchaser") as may be approved by the Board of Directors of the Company. At each Subsequent Closing, (i) the Company and each Additional Purchaser shall execute and deliver a counterpart signature page to this Agreement and each of the other agreements required to be executed by the Company at or prior to the Closing pursuant to Section 5.4 (the "Ancillary Agreements"), in each case without material modification, whereupon such Additional Purchaser shall become a "Purchaser" hereunder and the Shares purchased by such Additional Purchaser shall be deemed to be "Shares" for purposes of this Agreement and (ii) the Company shall cause EXHIBIT A to this Agreement to be amended to reflect the purchases made by the Additional Purchasers at each Subsequent Closing. At each Subsequent Closing, the Company shall deliver to each Additional Purchaser a certificate for the number of Shares being purchased at the Subsequent Closing by such Additional Purchaser, registered in the name of such Additional Purchaser, against payment to the Company of the Purchase Price in the manner specified above. The Company shall deliver to each Purchaser, within three business days after any Subsequent Closing, written notice of such Subsequent Closing (which notice shall specify the names of each Additional Purchaser and the number of shares of Series A Preferred issued to each).

     3. REPRESENTATIONS OF THE COMPANY. Except as disclosed by the Company in EXHIBIT C hereto, the Company hereby represents and warrants to each of the Purchasers that the statements contained in this Section 3 are true, complete and correct. EXHIBIT C shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 3, and the disclosures in any paragraph of EXHIBIT C shall qualify (1) the corresponding paragraph of this Section 3 and (2) other paragraphs of this Section 3 to the extent it is clear (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure is applicable to such other paragraphs. The inclusion of any information in

EXHIBIT C shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms of this Agreement to be disclosed, is material to the Company, has or would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company (a "Company Material Adverse Effect") or is outside the ordinary course of business.

          3.1. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own its properties and conduct its business as presently conducted and as currently contemplated to be conducted in the United States and to enter into and perform this Agreement and each of the Ancillary Agreements and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of New Hampshire, the State of Texas and in every other jurisdiction in which the failure so to qualify would have a Company Material Adverse Effect. The Company has made available to the Purchasers true and complete copies of its Certificate of Incorporation and By-Laws, each as amended to date and currently in effect.

          3.2. CAPITALIZATION. The authorized capital stock of the Company (immediately prior to the Closing) consists of (i) 20,015,000 shares of Common Stock, of which (A) 10,000,000 shares were issued and outstanding immediately before the Equiva Common Stock Purchase; (B) 14,814,815 shares were issued and outstanding immediately before the Closing and (C) 2,000,000 shares have been reserved for issuance pursuant to the 1999 Stock Incentive Plan of the Company (of which the Company has granted options to purchase an aggregate of 1,321,800 shares of Common Stock) and (ii) 3,200,001 shares of Preferred Stock, $.01 par value per share, all of which have been designated as Series A Preferred and none of which shares are issued or outstanding. All of the issued and outstanding shares of Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable federal and state securities laws. Immediately prior to the Closing, BayCorp owned of record 10,000,000 shares of Common Stock and Equiva owned of record 4,814,815 shares of Common Stock. Except as provided in this Agreement, the Ancillary Agreements or as authorized or outstanding pursuant to the Company's 1999 Stock Incentive Plan, (i) no subscription, warrant, option, convertible security or other right to purchase or acquire any shares of capital stock of the Company is authorized or outstanding and no party has any preemptive rights, rights of first refusal or similar rights to acquire any such shares, (ii) the Company has no obligation to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company and (v) the Company has no obligation or commitment to do any of the foregoing. The shares of Series A Preferred have the rights, preferences and privileges set forth in the Certificate of Incorporation, except as such rights, preferences and privileges may be limited by law.

          3.3. SUBSIDIARIES, ETC. The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise. Except for the Ancillary Agreements or as set forth in Section 3.3 of EXHIBIT C, there are no material written or oral agreements between the Company, on the one hand, and BayCorp or its affiliates, on the other hand.

          3.4. ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and nonassessable and free of Security Interests, except pursuant to the Ancillary Agreements and applicable securities laws and not issued in violation of preemptive or other similar rights of any third party. For purposes of this Agreement, "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).

          3.5. AUTHORITY. The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action by the Company, including necessary stockholder action. This Agreement has been, and the Ancillary Agreements when executed at the Closing will be, duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

          3.6. NONCONTRAVENTION. The execution of and performance of the transactions contemplated by this Agreement (including, without limitation, the issuance of Common Stock upon conversion of the Series A Preferred) and the Ancillary Agreements and compliance with their respective provisions by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) require on the part of the Company any filing with, or any permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity") or other third party, except for any filing, permit, authorization, consent or approval which if not obtained or made would not reasonably be expected to have a Company Material Adverse Effect, (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (d) result in the imposition of any Security Interest upon any assets of the Company or (e) conflict with or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets.

          3.7. GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Company in connection with (i) the execution and delivery of this Agreement or the Ancillary Agreements, (ii) the offer, issuance, sale and delivery of the Shares,
(iii) the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares or (iv) the other transactions to be consummated at the Closing, in each case as contemplated by this Agreement and the Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the Closing and such filings required to be made after the Closing under applicable federal and state securities laws, all of which filings are specified in EXHIBIT C. Based in part on the representations made by each of the Purchasers in Section 4 of this Agreement, no registration was required under the Securities Act or under applicable state securities laws in connection with the issuance and sale of (A) the outstanding shares of capital stock of the Company and (B) the shares of Series A Preferred issued and sold pursuant to this Agreement.

          3.8. LITIGATION. There is no action, suit, proceeding, written claim or written demand pending against the Company. There is no action, suit, proceeding, governmental inquiry or investigation threatened against the Company. In addition, to the Company's knowledge, there is no governmental inquiry or investigation pending against the Company.

          3.9. FINANCIAL STATEMENTS. EXHIBIT C hereto contains a complete and correct copy of the unaudited balance sheet of the Company (the "Balance Sheet") at November 30, 1999 (the "Balance Sheet Date") and the related statements of operations and cash flows for the period that commenced on April 27, 1999 (formation) and ended on the Balance Sheet Date (collectively, the "Financial Statements"). The Financial Statements are complete and correct, are in accordance with the books and records of the Company and present fairly the financial condition and results of operations of the Company, at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, except that the Financial Statements do not include footnotes and are subject to normal year-end audit adjustments.

          3.10. ABSENCE OF UNDISCLOSED LIABILITIES; NO DEFAULT. The Company does not have any liability (whether known or unknown and whether absolute or contingent), except for (a) liabilities shown on the Balance Sheet, (b) liabilities which have arisen since the Balance Sheet Date in the ordinary course of business and are not, in the case of any individual liability or group of related liabilities due to a particular person or entity, in excess of $50,000 and (c) contractual and other liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet. The Company is not in material default under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness or Security Interest.

          3.11. PROPERTY AND ASSETS. The Company has good title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any Security Interest.

          3.12. TAXES. For the tax year ended December 31, 1999, the Company's federal corporate income tax obligations were consolidated with BayCorp. Since April 27, 1999 (formation) to the Closing Date, the Company has timely paid and discharged, or (with respect to taxes, assessments or other governmental charges, any of which are not yet due and payable) reserved for, all taxes (including all employment and payroll taxes) and all assessments or other governmental charges due as a result of the Company's ownership of its property or in respect of its franchises or income.

          3.13. INTELLECTUAL PROPERTY.

               (a) The Company owns, free and clear of all Security Interests, or has the valid right to use all Intellectual Property (as defined below in this Section 3.13) used by it in its business as currently conducted. Each employee of the Company who created any of the Company's Intellectual Property and each independent contractor engaged by the Company who created any of the Company's Intellectual Property has assigned to the Company all of such employee's or contractor's right, title and interest in such Intellectual Property. No other person or entity (other than licensors of software that is generally commercially available, licensors of Intellectual Property under the agreements disclosed pursuant to paragraph (c) below and non-exclusive licensees of the Company's Intellectual Property in the ordinary course of the Company's business) has any rights to any of the Intellectual Property owned or used by the Company, and, to the Company's knowledge, no other person or entity is infringing, violating or misappropriating any of the Intellectual Property that the Company owns. For purposes of this Agreement, "Intellectual Property" means all (i) patents and patent applications, (ii) copyrights and registrations thereof, (iii) mask works and registrations and applications for registration thereof, (iv) computer software, data and documentation, (v) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information,
(vi) trademarks, service marks, trade names, domain names and applications and registrations therefor and (vii) other proprietary rights relating to any of the foregoing.

               (b) None of the activities or business conducted by the Company and none of the Intellectual Property owned or used by the Company (other than "off-the-shelf" generally commercially available software) infringes, violates or constitutes a misappropriation of (or in the past infringed, violated or constituted a misappropriation of) any Intellectual

Property of any other person or entity. The Company has not received any written complaint, claim or notice alleging any such infringement, violation or misappropriation.

               (c) Section 3.13 of EXHIBIT C hereto identifies each agreement with a third party pursuant to which the Company obtains rights to Intellectual Property material to the business of the Company (other than software that is generally commercially available) that is owned by a party other than the Company. Other than license fees for software that is generally commercially available, the Company is not obligated to pay any royalties or other compensation to any third party in respect of its ownership, use or license of any of its Intellectual Property.

               (d) The Company has taken reasonable precautions (i) to protect its rights in its Intellectual Property and (ii) to maintain the confidentiality of its trade secrets, know-how and other confidential Intellectual Property, and to the Company's knowledge, there have been no acts or omissions by the officers, directors, shareholders, employees and agents of the Company the result of which would be to materially compromise the rights of the Company to apply for or enforce appropriate legal protection of the Company's Intellectual Property.

          3.14. INSURANCE. The Company maintains valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks, all of which policies are in full force and effect.

          3.15. MATERIAL CONTRACTS AND OBLIGATIONS. EXHIBIT C sets forth a true and complete list of the following agreements, commitments and understandings, whether written or oral, to which the Company is a party or by which it is bound: (a) those which require future expenditures by the Company in excess of $100,000 or which might result in payments to the Company in excess of $100,000,
(b) employment and consulting agreements, any "employee benefit plan" (as that term is defined in the Employee Retirement Income Security Act of 1974, as amended), bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, (c) those with any current or former stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, (d) those under which the Company is restricted from carrying on any business or that otherwise materially restrict the Company in the operation of its business anywhere in the world, (e) those relating to indebtedness for borrowed money in excess of $100,000, (f) those for the disposition of a material portion of the Company's assets (other than for the sale of inventory in the ordinary course of business), (g) those for the acquisition of the business or shares of another party and (h) those which are otherwise material to the Company or its business. All such agreements, commitments and understandings are in full force and effect. Neither the Company, nor, to the Company's knowledge, any other party thereto, is in default of any of its obligations under any such agreement, commitment or understanding.

          3.16. COMPLIANCE. The Company has, in all material respects, complied, and is currently in compliance in all material respects, with all laws, regulations, ordinances and orders applicable to its present and proposed business and has all material permits, licenses and authorizations required thereby. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the best of the Company's knowledge, of any provision of any state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, which is reasonably likely to have a Company Material Adverse Effect. To the Company's knowledge, no employee of the Company is in material violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

          3.17. ABSENCE OF CHANGES. Since the Balance Sheet Date, there has been no material adverse change in the business, prospects, financial condition or results of operations of the Company; provided, however, that the Company has continued to incur losses since the Balance Sheet Date as described in Section
3.17 of EXHIBIT C.

          3.18. EMPLOYEES. All employees of the Company who have or may reasonably be expected in the future to have access to confidential or proprietary information of the Company have executed and delivered or will have executed and delivered employee invention and nondisclosure agreements in the form of EXHIBIT D, and all of such agreements are in full force and effect. The Company has complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers' compensation insurance and the payment of social security and other taxes. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company (including, without limitation, any organizational drive) or, to the best of the Company's knowledge, threatened.

          3.19. BOOKS AND RECORDS. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

          3.20. U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not now and has never been a "United States Real Property Holding Corporation" as defined in Section 897(c)(2) of the Internal Revenue Code and Section 1.897-2(b) of the IRS Regulations.

          3.21. REGISTRATION RIGHTS. Except as set forth in the Investor Rights Agreement (as defined in Section 5.4(b) below), the Company is not under any contractual obligation to register with the Commission any of its currently outstanding securities or any of its securities that may hereafter be issued.

          3.22. INVESTMENT COMPANY ACT. The Company is not, and after giving effect to the offering and sale of the shares of Series A Preferred pursuant to this Agreement will not be, an "investment company" or entity controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     4. REPRESENTATIONS OF THE PURCHASERS. Each of the Purchasers severally represents and warrants to the Company as follows:

          4.1. INVESTMENT. Such Purchaser is acquiring the Shares, and the shares of Common Stock into which the Shares may be converted, for his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          4.2. AUTHORITY. Such Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. Any Purchaser which is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          4.3. EXPERIENCE. Such Purchaser has carefully reviewed the representations made by the Company in this Agreement and has carefully reviewed the Confidential Private Placement Memorandum of the Company dated January 11, 2000; the officers of the Company have made available to such Purchaser any and all written information which he, she or it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its investment in the Company and such Purchaser is able financially to bear the risks thereof.

     5. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS. The obligation of each of the Purchasers to purchase Shares at the Closing is subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before the Closing:

          5.1. ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

          5.2. PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

          5.3. OPINION OF COUNSEL. Each Purchaser shall have received an opinion from Hale and Dorr LLP, counsel for the Company, dated the Closing Date, addressed to the Purchasers, and satisfactory in form and substance to each Purchaser, to the effect set forth in EXHIBIT E.

          5.4. ANCILLARY AGREEMENTS.

               (a) STOCKHOLDERS' VOTING AGREEMENT. The Stockholders' Voting Agreement attached hereto as EXHIBIT F (the "Stockholders' Voting Agreement") shall have been executed and delivered by BayCorp and each of the Purchasers. All such action shall have been taken as may be necessary to elect a Board of Directors of the Company, effective upon the Closing, in accordance with the Stockholders' Voting Agreement.

               (b) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement attached hereto as EXHIBIT G (the "Investor Rights Agreement") shall have been executed and delivered by the Company and each of the Purchasers.

               (c) CO-SALE AGREEMENT. The Right of First Refusal and Co-Sale Agreement attached hereto as EXHIBIT H (the "Co-Sale Agreement") shall have been executed and delivered by each of the Purchasers and the other parties named therein.

          5.5. CERTIFICATES AND DOCUMENTS. The Company shall have made available to the Purchasers:

               (a) The Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Delaware;

               (b) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware, the Secretary of State of the State of New Hampshire and the Secretary of State of the State of Texas;

               (c) By-laws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date;

               (d) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

               (e) A Certificate of an officer of BayCorp certifying BayCorp's approval of the transactions contemplated by the Agreement and the Ancillary Agreements.

          5.6. COMPLIANCE CERTIFICATES. The Company shall have delivered to the Purchasers a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2, 5.3, 5.4 and 5.5 of this Agreement.

          5.7. OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company, with respect to each Purchaser, under Section 1.2 of this Agreement are subject to fulfillment by that Purchaser, or the waiver by the Company, of the following conditions on or before the Closing:

          6.1. ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of such Purchaser contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

          6.2. ANCILLARY AGREEMENTS.

               (a) STOCKHOLDERS' VOTING AGREEMENT. The Stockholders' Voting Agreement shall have been executed and delivered by BayCorp and such Purchaser. All such action shall have been taken as may be necessary to elect a Board of Directors of the Company, effective upon the Closing, in accordance with the Stockholders' Voting Agreement.

               (b) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement shall have been executed and delivered by the Company and such Purchaser.

               (c) CO-SALE AGREEMENT. The Co-Sale Agreement shall have been executed and delivered by such Purchaser.

          6.3. OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company, and the Company shall have received all such counterpart originals or certified or other copies of such documents from such Purchaser as it may reasonably request.

     7.   AFFIRMATIVE COVENANTS OF THE COMPANY.

          7.1. BOOKS AND RECORDS; INSPECTION. The Company shall keep, and shall cause each of its subsidiaries (if, when and to the extent any such subsidiaries are formed) to keep books and records reflecting all of its business affairs and transactions in accordance with GAAP and shall permit each Purchaser that holds at least 266,667 shares of Series A Preferred (as adjusted for stock splits, stock dividends, recapitalizations and similar events) (each, a "Major Purchaser"), or any authorized representative thereof, to visit and inspect the properties of the Company and its subsidiaries (if, when and to the extent any such subsidiaries are formed), including their respective corporate and financial records, and to discuss their respective businesses and finances with directors, officers and outside accountants of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

          7.2. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver to each Major Purchaser:

               (a) within 90 days after the end of each fiscal year of the Company, (i) an audited consolidated balance sheet of the Company and its subsidiaries (if, when and to the extent any such subsidiaries are formed) as at the end of such year and audited consolidated statements of income and of cash flows of the Company and its subsidiaries (if, when and to the extent any such subsidiaries are formed) for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with GAAP and (ii) an audit report on such financial statements prepared by such accountants stating that (x) the examination by such accountants with respect to such financial statements was made in accordance with generally accepted auditing standards and (y) in the opinion of such accountants, such financial statements present fairly the financial position of the Company and subsidiaries (if, when and to the extent any such subsidiaries are formed), the results of their operations, and the changes in their financial position as of the dates and for the periods of time covered thereby in conformity with GAAP;

               (b) within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited consolidated balance sheet of the Company and its subsidiaries (if, when and to the extent any such subsidiaries are formed) as at the end of such quarter, and unaudited consolidated statements of income and of cash flows of the Company and its subsidiaries (if, when and to the extent any such subsidiaries are formed) for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter. Such balance sheet and income and cash flow statements shall be certified on behalf of the Company by an appropriate officer of the Company as complete and accurate to the best of such officer's information and belief, subject to normal year-end adjustments;

               (c) promptly upon receipt thereof, any additional written reports, management letters or other written detailed information concerning significant aspects of the Company's operations and financial affairs, in each case provided to the Company in final form by its independent accountants (and not otherwise contained in other materials provided hereunder); and

               (d) as soon as practicable after a request by any Major Purchaser, the Company shall provide such Major Purchaser, at such Major Purchaser's expense, with such information as it may reasonably require in order to effect timely and proper filing of any reports that such Major Purchaser is required to submit to any governmental authority or its affiliates in connection with the business of the Company or any subsidiary (if, when and to the extent any such subsidiaries are formed) of the Company.

          7.3. MATERIAL CHANGES AND LITIGATION. The Company shall promptly (but in any event within five business days following the occurrence) notify each Major Purchaser of the default by the Company or any subsidiary (if, when and to the extent any such subsidiaries are formed) in the repayment of any indebtedness for borrowed money or any event that has had or in the Company's good faith judgment, is likely to have a material adverse effect on the business, prospects, assets or financial condition of the Company and of any material litigation or material governmental proceeding or investigation brought or, to the Company's knowledge, threatened against the Company, or against any officer, director or key employee of the Company which, if adversely determined, would reasonably be expected to have a Company Material Adverse Effect.

          7.4. KEY MAN INSURANCE. Promptly after the Closing (but in no event later than three months after the Closing) and for the period commencing on such date and ending three years after the Closing Date, the Company shall use commercially reasonable efforts to obtain and maintain, and continue to pay the premiums on, a key man term life insurance policy from financially sound and reputable insurers on the life of Frank W. Getman Jr. for so long as he is employed by the Company (or by BayCorp while devoting substantial time to the business of the Company), in the amount of $5,000,000. The Company shall not assign, grant a Security Interest in, borrow against or pledge such policy.

          7.5. DIRECTORS. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company and who was elected as a director solely or in part by the holders of Series A Preferred for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

          7.6. RESERVATION OF COMMON STOCK; NO INTEGRATION. The Company shall at all times reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Shares. The Company will not offer, sell or issue any securities within six months after the date hereof that would be integrated (within the meaning of Rule 502(a) under the Securities Act) with the offer and sale of Series A Preferred under this Agreement in a manner that would cause the offer or sale of Series A Preferred under this Agreement to no longer be exempt from registration under the Securities Act.

          7.7. CORPORATE EXISTENCE; CODE OF CONDUCT. The Company will maintain its corporate existence in full force and effect. The Company will adopt and will maintain in full force and effect a Code of Conduct substantially in the form attached hereto as EXHIBIT I.

          7.8. TAXES. The Company will, and will cause each of its subsidiaries (if, when and to the extent such subsidiaries are formed) to, timely pay and discharge, or cause to be timely paid and discharged, all taxes (including all employment and payroll taxes), assessments and other governmental charges imposed upon them or any of their properties or in respect of their franchises or income; provided, however, that no such tax or charge need be paid if being contested in good faith by proceedings diligently conducted and if such reservation or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor.

          7.9. COMPLIANCE WITH LAW. The Company will, and will cause its subsidiaries (if, when and to the extent such subsidiaries are formed) to, comply in all material respects with all applicable laws (whether federal, state or local and whether statutory, administrative or judicial or other) and with every applicable lawful governmental order (whether administrative or judicial) for which the failure to comply would reasonably be expected to have a Company Material Adverse Effect.

          7.10. TERMINATION OF COVENANTS. The covenants of the Company contained in Sections 7.1 through 7.9 shall terminate, and be of no further force or effect, upon the closing of the Company's first underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act, resulting in gross proceeds to the Company of at least $25,000,000, at a price to the public of at least $9.50 per share (as adjusted for stock splits, stock dividends, recapitalizations and similar events) or which otherwise results in the conversion of all Series A Preferred to Common Stock.

     8.   TRANSFER OF SHARES.

          8.1. RESTRICTED SHARES. "Restricted Shares" means (i) the Shares, (ii) the shares of Common Stock issued or issuable upon conversion of the Shares,
(iii) any shares of capital stock of the Company acquired by the Purchasers pursuant to the Investor Rights Agreement or Co-Sale Agreement and (iv) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); PROVIDED, HOWEVER, that Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

          8.2. REQUIREMENTS FOR TRANSFER.

               (a) Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act or
(ii) the Company first shall have been furnished with an opinion of legal counsel or other written evidence reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

               (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Purchaser which is a corporation to a wholly owned subsidiary of such corporation, a transfer by a Purchaser which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or a transfer by a Purchaser which is a limited liability company to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 8 to the same extent as if it were the original Purchaser hereunder or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

          8.3. LEGEND. Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel or other written evidence reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

     The Company shall cause the foregoing legend to be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they cease to be Restricted Shares.

          8.4. RULE 144A INFORMATION. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Purchaser, provide in writing to such Purchaser and to any prospective transferee of any Restricted Shares of such Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"). The Company also shall, upon the written request of any Purchaser, cooperate with and assist such Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Restricted Shares for trading through PORTAL. The Company's obligations under this Section 8.4 shall at all times be contingent upon receipt from the Purchaser of a statement that the prospective transferee of Restricted Shares has agreed in writing to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Restricted Shares.

     9.   MISCELLANEOUS.

          9.1. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company. The Company may not assign its rights under this Agreement.

          9.2. CONFIDENTIALITY. Each Purchaser agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor his, her or its investment in the Company any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder ("Confidential Information"), unless such Purchaser can demonstrate that such Confidential Information was known by that Purchaser prior to disclosure by the Company to that Purchaser, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this Section 9.2 by such Purchaser); PROVIDED, HOWEVER, that a Purchaser may disclose Confidential Information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this
Section 9.2 or substantially equivalent provisions, (iii) to any affiliate of such Purchaser or to a partner, stockholder or subsidiary of such Purchaser or their respective employees, representatives or agents, provided that any such person or entity agrees to be bound by the provisions of this Section 9.2 or substantially equivalent provisions, (iv) as may otherwise be required by law or court order, (v) in any report, statement or testimony submitted to any regulatory body having or claiming to have jurisdiction over such Purchaser or its affiliates if and only to the extent such disclosure is required by law or court order, (vi) in response to any summons, subpoena or other legal process or in connection with any other judicial proceeding or inquiry, (vii) in connection with the preservation, exercise or enforcement of any of such Purchaser's rights or remedies under this Agreement or any other Ancillary Agreement or (viii) to correct any materially false or materially misleading information which may become public concerning such Purchaser's relationship to the Company or its affiliates or the transactions contemplated by this Agreement, provided that in all cases the Purchaser takes reasonable steps to minimize the extent of any such required disclosure.

          9.3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein (except for the Company's representations and warranties set forth in Sections 3.2, 3.5, 3.11 and 3.12 and the first sentence of Section 3.13(a)) shall survive the execution and delivery of this Agreement and the Closing until the third anniversary of the Closing. Any valid claim that is properly asserted in writing prior to the third anniversary of the Closing shall survive until such claim is finally resolved and satisfied. The Company's representations and warranties set forth in Sections 3.2, 3.5, 3.11 and 3.12 and the first sentence of Section 3.13(a) shall survive the execution and delivery of this Agreement and the Closing without limitation.

          9.4. BROKERS. Each party hereto (i) represents and warrants to the other parties hereto that he, she or it has not retained a finder or broker in connection with the transactions contemplated by this Agreement and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

          9.5. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          9.6. SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          9.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

          9.8. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at 2 International Drive, Suite 370, Portsmouth, New Hampshire 03801, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention:
David E. Redlick, Esq.; or

     If to a Purchaser, at the address set forth on EXHIBIT A for such Purchaser, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

          9.9. COMPLETE AGREEMENT. This Agreement (including its Exhibits) and the Ancillary Agreements constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          9.10. AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of 75% of the shares of Common Stock issued or issuable upon conversion of the Shares. Notwithstanding the foregoing, this Agreement may be amended with the consent of the holders of less than all of the shares of Common Stock issued or issuable upon conversion of the Shares only in a manner which applies to all such holders in the same fashion. Any amendment, termination or waiver effected in accordance with this Section
9.10 shall be binding upon each holder of any Shares (including shares of Common Stock into which such Shares have been converted), even if they do not execute such consent, each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this

Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          9.11. PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          9.12. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

          9.13. SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     10. DEFINITIONS. For purposes of this Agreement, each of the following defined terms is defined in the Section of this Agreement indicated below:

         Defined Term                                    Section
         ------------                                    -------

         Ancillary Agreements                            2(b)
         Balance Sheet                                   3.9
         Balance Sheet Date                              3.9
         BayCorp                                         Recitals
         Certificate of Incorporation                    1.1
         Closing                                         2
         Closing Date                                    2
         Co-Sale Agreement                               5.4(c)
         Common Stock                                    Recitals
         Company                                         Introduction
         Company Material Adverse Effect                 3
         Confidential Information                        9.2
         Equiva                                          Recitals
         Equiva Common Stock Purchase                    Recitals
         Exchange Act                                    8.4
         Financial Statements                            3.9
         GAAP                                            3.9
         Governmental Entity                             3.6
         Intellectual Property                           3.13(a)
         Investor Rights Agreement                       5.4(b)
         Major Purchaser                                 7.1
         Purchase Price                                  1.2
         Purchaser                                       Introduction
         Restricted Shares                               8.1
         Rule 144A Information                           8.4

                 Securities Act                                  3.15
                 Security Interest                               3.4
                 Series A Preferred                              1.1
                 Shares                                          1.2
                 Stockholders' Voting Agreement                  5.4(a)

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                    [Use common/shared signature block file]